ELFUN FUNDS

Supplement Dated September 17, 2003

To Prospectus Dated April 30, 2003

Effective September, 2003, Christopher D. Brown replaces David B. Carlson in managing domestic equity investments for Elfun Diversified Fund. As a result of this change, the first paragraph describing David B. Carlson on page 38 of the Prospectus is deleted in its entirety and replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He is portfolio manager of Elfun Trusts and has served in this capacity since 1988. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

In addition, the following description of Christopher D. Brown is inserted before the first paragraph in the first column on page 38 of the Prospectus:

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for Elfun Diversified Fund and has served in this capacity since September, 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.